Effective immediately, the following is added to the fund's prospectus:

Massachusetts Financial Services Company ("MFS") anticipates that Richard R. Gable, who is currently an employee of the fund's subadviser, Sun Capital Advisers LLC ("Sun Capital") and serves as a portfolio manager with respect to the real estate-related portion of the fund, will become an employee of MFS on or about May 1, 2011.  It is expected that Mr. Gable will continue to manage the real estate-related portion of the fund as an employee of MFS.  As a result, MFS expects to recommend that the fund's Board of Trustees terminate the Investment Sub-Advisory Agreement with Sun Capital on or about May 1, 2011.